UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2005

FORTUNE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 484-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On August 4, 2005, Fortune Brands, Inc. (“Fortune”) entered into (i) an Amendment to Distribution Agreement (the “Amendment to Distribution Agreement”) with ACCO World Corporation, a subsidiary of Fortune (“ACCO”), to amend the Distribution Agreement, dated as of March 15, 2005, by and between Fortune and ACCO and (ii) an Amendment to Agreement and Plan of Merger (the “Amendment to Merger Agreement”) with ACCO, Gemini Acquisition Sub, Inc., a wholly-owned subsidiary of ACCO (“Acquisition Sub”), and General Binding Corporation (“GBC”), to amend the Agreement and Plan of Merger, dated as of March 15, 2005, by and among Fortune, ACCO, Acquisition Sub and GBC (the “Merger Agreement”).

The Amendment to Merger Agreement and the Amendment to Distribution Agreement clarify certain aspects of the distribution to Fortune stockholders of all of the shares of ACCO common stock owned by Fortune (the “Distribution”) and the subsequent merger of Acquisition Sub with and into GBC, with GBC as the surviving corporation (the “Merger”) and modify certain procedures related to the closing of the Distribution and the Merger. Among other things, the Amendment to Merger Agreement amends the Merger Agreement so that the delivery of physical certificates for shares of ACCO common stock is not required.

The foregoing description is qualified in its entirety by reference to the Amendment to Merger Agreement and the Amendment to Distribution Agreement which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and incorporated herein by reference.

ACCO World Corporation has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (Registration No. 333-124946) containing the definitive proxy statement/prospectus-information statement regarding the proposed transaction. Investors are urged to read the definitive proxy statement/prospectus-information statement which contains important information, including detailed risk factors. The definitive proxy statement/prospectus-information statement and other documents filed by Fortune Brands, ACCO and GBC with the Securities and Exchange Commission are available free of charge at the SEC’s website, www.sec.gov, or by directing a request to ACCO World Corporation, 300 Tower Parkway, Lincolnshire, IL, 60069, Attention: Investor Relations; or by directing a request to General Binding Corporation, One GBC Plaza, Northbrook, IL, 60062, Attention: Investor Relations.

GBC, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the participants in the solicitation is set forth in the definitive proxy statement/prospectus-information statement.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

2.1	Amendment to Agreement and Plan of Merger, dated as of August 4, 2005, by and among Fortune, ACCO, Acquisition Sub and GBC.

2.2	Amendment to Distribution Agreement, dated as of August 4, 2005, by and between Fortune and ACCO.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC.
(Registrant)

By	/s/ Mark A. Roche
Name:	Mark A. Roche
Title:	Senior Vice President, General Counsel and Secretary

Date: August 8, 2005

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment to Agreement and Plan of Merger, dated as of August 4, 2005, by and among Fortune, ACCO, Acquisition Sub and GBC.

2.2	Amendment to Distribution Agreement, dated as of August 4, 2005, by and between Fortune and ACCO.